UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2014

Golden State Petroleum Transport Corporation
(Exact name of registrant as specified in its charter)
Delaware	333-26227	13-3927016
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

4th Floor Par-la-Ville Place 14 Par-la-Ville Road Hamilton, Bermuda		HM 08
(Address of principal executive offices)		(Zip Code)

(Registrant's telephone number, including area code): (441) 295-6935

(Former Name or Former Address, if Changed Since Last Report): None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On June 9, 2014, Golden State Petroleum Transport Corporation redeemed $39,720,000 aggregate principal amount of its 8.04% First Preferred Mortgage Notes Due 2019, plus accrued and unpaid interest, in connection with the sale by Golden State Petro (IOM I-B) PLC of Vessel B (M.T. "Ulysses", Official Number 731073). The redemption was conducted pursuant to the terms of the Indenture dated as of December 1, 1996, as heretofore supplemented and amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN STATE PETROLEUM TRANSPORT CORPORATION
(Registrant)

Dated: June 9, 2014	By:	/s/ Alexandra Kate Blankenship
Name: Alexandra Kate Blankenship Title: Director